EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	July 31, 2012	April 30, 2012	July 31, 2011

Net revenue	$29,669	$30,693	$31,189

Costs and expenses:(a)
Cost of sales	22,820	23,541	23,901
Research and development	854	850	812
Selling, general and administrative	3,366	3,540	3,430
Amortization of purchased intangible assets	476	470	358
Impairment of goodwill and purchased intangible assets	9,188	-	-
Restructuring charges	1,795	53	150
Acquisition-related charges	3	17	18
Total costs and expenses	38,502	28,471	28,669

(Loss) earnings from operations	(8,833)	2,222	2,520

Interest and other, net	(224)	(243)	(121)

(Loss) earnings before taxes	(9,057)	1,979	2,399

(Benefit) provision for taxes	(200)	386	473

Net (loss) earnings	$(8,857)	$1,593	$1,926

Net (loss) earnings per share:
Basic	$(4.49)	$0.80	$0.94
Diluted	$(4.49)	$0.80	$0.93

Cash dividends declared per share	$0.26	$-	$0.24

Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,971	1,979	2,054
Diluted	1,971	1,987	2,080

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of sales have been reclassified as Selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Nine months ended
	July 31,
	2012	2011

Net revenue	$90,398	$95,123

Costs and expenses:(a)
Cost of sales	69,674	72,114
Research and development	2,490	2,425
Selling, general and administrative	10,273	9,972
Amortization of purchased intangible assets	1,412	1,196
Impairment of goodwill and purchased intangible assets	9,188	-
Restructuring charges	1,888	466
Acquisition-related charges	42	68
Total costs and expenses	94,967	86,241

(Loss) earnings from operations	(4,569)	8,882

Interest and other, net	(688)	(294)

(Loss) earnings before taxes	(5,257)	8,588

Provision for taxes	539	1,753

Net (loss) earnings	$(5,796)	$6,835

Net (loss) earnings per share:
Basic	$(2.93)	$3.21
Diluted	$(2.93)	$3.16

Cash dividends declared per share	$0.50	$0.40

Weighted-average shares used to compute net (loss) earnings per share:
Basic	1,977	2,129
Diluted	1,977	2,161

(a)
In connection with organizational realignments implemented in the first quarter of fiscal year 2012, certain costs previously reported as Cost of sales have been reclassified as Selling, general and administrative expenses to better align those costs with the functional areas that benefit from those expenditures.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	July 31, 2012	October 31, 2011
	(unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$9,509	$8,043
Accounts receivable	15,686	18,224
Financing receivables	3,116	3,162
Inventory	7,292	7,490
Other current assets	14,634	14,102

Total current assets	50,237	51,021

Property, plant and equipment	12,069	12,292

Long-term financing receivables and other assets	10,479	10,755

Goodwill and purchased intangible assets	44,771	55,449

Total assets	$117,556	$129,517

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$5,681	$8,083
Accounts payable	12,554	14,750
Employee compensation and benefits	3,701	3,999
Taxes on earnings	712	1,048
Deferred revenue	7,598	7,449
Other accrued liabilities	14,673	15,113

Total current liabilities	44,919	50,442

Long-term debt	24,063	22,551

Other liabilities	16,564	17,520

Stockholders' equity:
HP stockholders' equity	31,601	38,625
Non-controlling interests	409	379

Total stockholders' equity	32,010	39,004

Total liabilities and stockholders' equity	$117,556	$129,517

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	July 31, 2012	April 30, 2012	July 31, 2011

Net revenue:(a)

Personal Systems Group	$8,620	$9,452	$9,592
Services	8,754	8,831	9,030
Imaging and Printing Group	6,017	6,132	6,183
Enterprise Servers, Storage and Networking	5,143	5,211	5,348
Software	973	970	822
HP Financial Services	935	968	932
Corporate Investments	19	18	235
Total segments	30,461	31,582	32,142
Eliminations of intersegment net revenue and other	(792)	(889)	(953)

Total HP consolidated net revenue	$29,669	$30,693	$31,189

Earnings before taxes:(a)

Personal Systems Group	$409	$524	$567
Services	959	997	1,240
Imaging and Printing Group	949	808	879
Enterprise Servers, Storage and Networking	562	585	690
Software	175	172	160
HP Financial Services	97	96	88
Corporate Investments	(58)	(49)	(334)
Total segment earnings from operations	3,093	3,133	3,290

Corporate and unallocated costs and eliminations	(314)	(203)	(114)
Unallocated costs related to stock-based compensation expense	(150)	(168)	(130)
Amortization of purchased intangible assets	(476)	(470)	(358)
Impairment of goodwill and purchased intangible assets	(9,188)	-	-
Restructuring charges	(1,795)	(53)	(150)
Acquisition-related charges	(3)	(17)	(18)
Interest and other, net	(224)	(243)	(121)

Total HP consolidated (loss) earnings before taxes	$(9,057)	$1,979	$2,399

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Nine months ended
	July 31,
	2012	2011

Net revenue:(a)

Personal Systems Group	$26,945	$29,456
Services	26,211	26,475
Imaging and Printing Group	18,407	19,757
Enterprise Servers, Storage and Networking	15,372	16,463
Software	2,889	2,344
HP Financial Services	2,853	2,644
Corporate Investments	95	339
Total Segments	92,772	97,478
Eliminations of intersegment net revenue and other	(2,374)	(2,355)

Total HP consolidated net revenue	$90,398	$95,123

Earnings before taxes:(a)

Personal Systems Group	$1,397	$1,772
Services	2,861	3,993
Imaging and Printing Group	2,518	3,134
Enterprise Servers, Storage and Networking	1,709	2,280
Software	509	438
HP Financial Services	284	250
Corporate Investments	(155)	(711)
Total segment earnings from operations	9,123	11,156

Corporate and unallocated costs and eliminations	(670)	(118)
Unallocated costs related to stock-based compensation expense	(492)	(426)
Amortization of purchased intangible assets	(1,412)	(1,196)
Impairment of goodwill and purchased intangible assets	(9,188)	-
Restructuring charges	(1,888)	(466)
Acquisition-related charges	(42)	(68)
Interest and other, net	(688)	(294)

Total HP consolidated (loss) earnings before taxes	$(5,257)	$8,588

(a)
Certain fiscal 2012 organizational reclassifications have been reflected retroactively to provide improved visibility and comparability. For each of the quarters in fiscal year 2011, the reclassifications resulted in the transfer of revenue and operating profit among the Services, Imaging and Printing Group, Enterprise Servers, Storage and Networking, Software and Corporate Investments financial reporting segments. Reclassifications between segments included the transfer of the Indigo Scitex support and the LaserJet and enterprise solutions trade support businesses from Services to the Imaging and Printing Group, the transfer of the business intelligence services business from Corporate Investments to Services, the transfer of the information management services business from Software to Services, and the transfer of the TippingPoint business from Enterprise Servers, Storage and Networking to Software. There was no impact on the previously reported financial results for the Personal Systems Group and HP Financial Services segments.